                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELL ATLANTIC - PENNSYLVANIA, INC., a Pennsylvania corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is an officer and a director of the Company, as indicated below his name;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints ROBERT
J. MCGONAGLE, as attorney for him and in his name, place and stead, and in each of his offices and capacities as an officer, a director, or both an officer and a director, of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of March, 1996.


                                  [SIGNATURE OF WILLIAM HARRAL APPEARS HERE]
                                  ------------------------------------------
                                                William Harral
                                   President; Chief Executive Officer; Director

COMMONWEALTH OF PENNSYLVANIA)
                            )  SS:
COUNTY OF PHILADELPHIA      )



          On this 22nd day of March, 1996, before me, the undersigned officer, personally appeared William Harral, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

          IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                    ---------------------------
                                    Notary Public

                                    My Commission Expires:

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELL ATLANTIC - PENNSYLVANIA, INC., a Pennsylvania corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is an officer and a director of the Company, as indicated below his name;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints WILLIAM HARRAL AND ROBERT J. MCGONAGLE, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as an officer, a director, or both an officer and a director, of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of March, 1996.

                                 [SIGNATURE OF WILLIAM J. MITCHELL APPEARS HERE]
                                 -----------------------------------------------
                                               William J. Mitchell
                                   Vice President - External Affairs; Director

COMMONWEALTH OF PENNSYLVANIA)
                            )  SS:
COUNTY OF PHILADELPHIA      )



          On this 22nd day of March, 1996, before me, the undersigned officer, personally appeared William J. Mitchell, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

          IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                    --------------------------
                                    Notary Public

                                    My Commission Expires:

                               POWER OF ATTORNEY
                               -----------------


  KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, BELL ATLANTIC - PENNSYLVANIA, INC., a Pennsylvania corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

  WHEREAS, the undersigned is an officer and a director of the Company, as indicated below her name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints
WILLIAM HARRAL AND ROBERT J. MCGONAGLE, as attorneys for her and in her name, place and stead, and in each of her offices and capacities as an officer, a director, or both an officer and a director, of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set her hand this
22nd day of March, 1996.
                                    [SIGNATURE OF JULIA A. CONOVER APPEARS HERE]
                                    -------------------------------------------
                                                  Julia A. Conover
                                        Vice President and General Counsel;
                                                 Secretary; Director

COMMONWEALTH OF PENNSYLVANIA)
                            )  SS:
COUNTY OF PHILADELPHIA      )



  On this 22nd day of March, 1996, before me, the undersigned officer, personally appeared Julia A. Conover, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that she executed the same for the purposes therein contained.

  IN WITNESS WHEREOF, I hereunto set my hand and official seal.





                                    ---------------------------
                                    Notary Public

                                    My Commission Expires: